UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22272

Nuveen California Municipal Value Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2018

Nuveen Municipal Closed-End Funds

NCA	Nuveen California Municipal Value Fund, Inc.
NCB	Nuveen California Municipal Value Fund 2
NKX	Nuveen California AMT-Free Quality Municipal Income Fund
NAC	Nuveen California Quality Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Fund Leverage	8
Common Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	13
Portfolios of Investments	17
Statement of Assets and Liabilities	55
Statement of Operations	56
Statement of Changes in Net Assets	57
Statement of Cash Flows	59
Financial Highlights	60
Notes to Financial Statements	65
Additional Fund Information	78
Glossary of Terms Used in this Report	79
Reinvest Automatically, Easily and Conveniently	81
Annual Investment Management Agreement Approval Process	82

Chairman’s Letter
to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
After growing in sync with the rest of the world in 2017, the U.S. economy has emerged as the leader in 2018. U.S. stock markets have largely shrugged off trade war risks and escalating tariffs, while China’s manufacturing activity has weakened, European export sales have slowed and business outlooks around the world have dimmed. Within emerging markets, a stronger U.S. dollar and rising interest rates have negatively impacted financial markets for those countries most vulnerable to tightening global conditions. Additionally, global markets have remained watchful of geopolitical concerns, including the ongoing Brexit negotiations, North Korea relations and rising populism around the world, which pose a range of outcomes that are difficult to predict.
Despite these risks, global growth remains intact, although at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending has helped boost the U.S. economy’s momentum. Economic growth in Europe, the U.K. and Japan stabilized after a sluggish start to 2018 and China’s policy makers remain committed to supporting their domestic economy. Subdued inflation pressures have kept central bank policy in line with expectations, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
October 22, 2018

Portfolio Manager’s Comments
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, reviews key investment strategies and the six-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX and NAC since 2003 and NCB since its inception in 2009.
What key strategies were used to manage these California Funds during the six-month reporting period ended August 31, 2018?
Municipal bond performance, as measured by the S&P Municipal Bond Index, was positive during the six-month reporting period, bolstered by a benign credit backdrop and favorable supply-demand dynamics. Issuance has been shrinking after the Jobs and Tax Cut Act of 2017 revoked tax-exempt advance refunding, while demand has remained persistently strong. The mismatch has boosted the value of municipal bonds. Longer-term municipal yields fell (because yields move in the opposite direction of prices) amid strong demand, but shorter-term yields rose along with the Federal Reserve’s (Fed) policy rate hikes. Credit spreads continued to narrow, as economic data pointed to an upswing in growth while inflation remained relatively low. California’s municipal bond market modestly outperformed the national market in this reporting period.
We also note that California is among the states with the highest personal income and property taxes, which will be more meaningfully affected by the new limits on state and local tax (known as SALT) deductions. While individual taxpayers in California could see an increased tax burden, we also expect municipal bond demand to remain robust. In-state issues, which offer both state and federal tax advantages, are likely to be especially attractive to taxpayers in high income states. For state and local governments, the ability to raise taxes in the future may be more politically challenging. Bonds backed by tax revenues could face headwinds going forward, and state and local credit profiles could suffer if delays in tax increases hurt pension funding, capital investment or other government spending priorities.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. We were active in the California municipal market during this reporting period. As credit spreads have narrowed dramatically since the first quarter of 2017, the opportunity to find attractive value among medium and lower credit quality segments of the municipal market has diminished. We focused our buying on AAA and AA rated credits from large issuers that were primarily offering 5% coupons and maturities of 25 years and longer. These types of bonds offer better risk-reward profiles in an environment of rising interest rates and can be sold to fund future purchases when more attractive long-term opportunities present themselves. In pursuing this strategy, we selectively added some student housing and health care bonds. We also took advantage of the significant spread widening between 4% and 5% coupon bonds during this reporting period. This enabled us to trade lower quality 4% coupon bonds for higher quality 4% coupon bonds, which could also provide the Funds with a source of liquidity if the market environment shifts.
Refunding activity was elevated in the tobacco sector in this reporting period, which affected the Funds’ tobacco holdings. We reinvested some of the proceeds from the called tobacco bonds into the new issues, which were issued with higher credit quality than the called bonds. For NCA, NCB and NAC, we also bought some airport credits subject to the alternative minimum tax (AMT), including bonds issued for Los Angeles International Airport and San Francisco International Airport. (NKX does not invest in AMT bonds.) For NCA, we took advantage of prevailing market conditions at the very short end of the yield curve by selectively buying variable rate demand notes (VRDNs), which have effectively zero duration. The opportunity cost of owning VRDNs has declined as short-term interest rates have risen, presenting an attractive strategy for keeping NCA fully invested while managing its duration. VRDNs were attractive to us for several reasons.  First, because of their mere seven-day maturities and interest rate reset feature (rates on VRDNs automatically adjust along with Federal Reserve rate increases), they lack duration risk. Second, they include a put feature that allows us to sell back the securities at par value with seven days’ notice. Third, after a few years of Federal Reserve rate hikes, VRDN yields have become increasingly competitive, so that the opportunity cost of holding this extremely short-term paper has declined. Finally, we saw these securities as liquid placeholders in the Fund, providing a place for us to temporarily leave money invested as we awaited attractive valued longer-term purchase opportunities.
The Funds’ new purchases during the reporting period were funded mostly from the proceeds of called and maturing bonds. We also selectively sold bonds with shorter maturities (10 to 15 years) and shorter calls (6 to 8 years), which could be more likely to underperform as the yield curve flattened, to buy bonds with longer maturity and longer (10-year) call structures that offered enhanced income capability.
As of August 31, 2018, NCB, NKX and NAC continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended August 31, 2018?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and/or since inception periods ended August 31, 2018. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six months ended August 31, 2018, the total returns at common share NAV for NCA, NKX and NAC outperformed the returns for both the S&P Municipal Bond California Index and the national S&P Municipal Bond Index, and NCB underperformed both indexes.

The main factor influencing the Funds’ performance during this reporting period was yield curve and duration positioning, while credit rating and sector allocations had a negligible impact on performance. In this reporting period, longer duration bonds outperformed those with shorter durations. All four Funds held overweight exposures to longer duration credits and underweight exposures to shorter duration credits. NKX had a slightly longer duration relative to the benchmark than NAC did, which helped it outperform the benchmark more than NAC did. Similarly, NCA’s duration was significantly longer relative to the benchmark compared to NCB’s duration relative to the benchmark, resulting in the stronger relative performance of NCA compared to NCB. Unlike the other three Funds, NCB’s yield curve and duration positioning was a modest detractor from relative performance. NCB’s inception in 2009 was during an environment of comparatively higher interest rates and wider yield spreads. As NCB’s duration has naturally drifted lower over time (although it remains longer than the duration of the overall municipal market), we have sought to boost the Fund’s income earning potential as a counterbalancing measure.
In addition, the use of regulatory leverage was a factor affecting the performance of NKX and NAC. NCA and NCB do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from issuance of preferred shares had a positive impact on the performance of NKX and NAC over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the performance of NCB, NKX and NAC over the reporting period.
As of August 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.
	NCA	NCB	NKX	NAC
Effective Leverage*	0.00%	9.11%	39.24%	38.29%
Regulatory Leverage*	0.00%	0.00%	37.21%	36.71%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of August 31, 2018, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.
	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NKX	$ —	$432,600,000	$ 432,600,000
NAC	$638,900,000	$638,700,000	$1,277,600,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NCB	NKX	NAC
March 2018	$0.0285	$0.0540	$0.0560	$0.0585
April	0.0285	0.0540	0.0560	0.0585
May	0.0285	0.0540	0.0560	0.0585
June	0.0285	0.0540	0.0560	0.0555
July	0.0285	0.0540	0.0560	0.0555
August 2018	0.0285	0.0540	0.0560	0.0555
Total Distributions from Net Investment Income	$0.1710	$0.3240	$0.3360	$0.3420
Yields
Market Yield*	3.53%	4.18%	5.01%	4.93%
Taxable-Equivalent Yield*	5.29%	6.27%	7.51%	7.39%

*
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.3%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of August 31, 2018, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NCB had a positive UNII balance, while NCA, NKX and NAC had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, NCA was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NCA, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under this Shelf Offering are as shown in the accompanying table.
NCA
Additional authorized common shares	2,700,000*
* Represents additional authorized common shares for the period March 1, 2018 through June 29, 2018.
During the current reporting period, NCA did not sell any common shares through its Shelf Offering.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details on Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NCA	NCB	NKX	NAC
Common shares cumulatively repurchased and retired	–	–	–	–
Common shares authorized for repurchase	2,810,000	330,000	4,775,000	14,510,000

OTHER COMMON SHARE INFORMATION
As of August 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.
	NCA	NCB	NKX	NAC
Common share NAV	$10.21	$15.84	$15.29	$15.18
Common share price	$9.69	$15.50	$13.42	$13.50
Premium/(Discount) to NAV	(5.09)%	(2.15)%	(12.23)%	(11.07)%
6-month average premium/(discount) to NAV	(7.42)%	(1.61)%	(11.46)%	(11.85)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NCA and www.nuveen.com/NCB.
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKX and www.nuveen.com/NAC.

NCA	Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of August 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2018
	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NCA at Common Share NAV	1.88%	0.98%	5.74%	5.31%
NCA at Common Share Price	3.32%	(3.35)%	5.65%	4.97%
S&P Municipal Bond California Index	1.87%	0.83%	4.79%	4.80%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	92.7%
Short-Term Municipal Bonds	6.2%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.0%
Transportation	20.2%
Health Care	13.2%
Tax Obligation/Limited	12.7%
U.S. Guaranteed	8.3%
Water and Sewer	7.8%
Utilities	7.8%
Consumer Staples	6.0%
Other	2.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.4%
AAA	17.4%
AA	43.4%
A	17.9%
BBB	4.1%
BB or Lower	6.9%
N/R (not rated)	3.9%
Total	100%

NCB	Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of August 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2018
	Cumulative		Average Annual
	6-Month	1-Year	5-Year	Since Inception
NCB at Common Share NAV	1.67%	0.68%	5.63%	6.53%
NCB at Common Share Price	1.31%	(9.04)%	6.78%	5.97%
S&P Municipal Bond California Index	1.87%	0.83%	4.79%	5.18%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.61%

Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.8%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	27.2%
Tax Obligation/General	16.3%
Utilities	11.7%
Transportation	11.6%
Tax Obligation/Limited	9.5%
Consumer Staples	6.1%
Water and Sewer	6.1%
Health Care	5.7%
Other	5.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	16.9%
AAA	24.2%
AA	26.1%
A	19.3%
BBB	4.1%
BB or Lower	5.2%
N/R (not rated)	4.2%
Total	100%

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2018
	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NKX at Common Share NAV	2.42%	0.57%	8.56%	6.55%
NKX at Common Share Price	(1.53)%	(11.34)%	8.16%	5.85%
S&P Municipal Bond California Index	1.87%	0.83%	4.79%	4.80%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	160.4%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations, MFP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	161.9%
Floating Rate Obligations	(2.9)%
MFP Shares, net of deferred offering costs	(19.2)%
VRDP Shares, net of deferred offering costs	(39.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.4%
Tax Obligation/General	18.5%
Water and Sewer	16.6%
U.S. Guaranteed	10.7%
Health Care	10.6%
Consumer Staples	6.0%
Utilities	5.1%
Transportation	5.0%
Other	4.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.7%
AAA	8.3%
AA	49.8%
A	15.4%
BBB	5.3%
BB or Lower	5.9%
N/R (not rated)	6.6%
Total	100%

NAC	Nuveen California Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2018
	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NAC at Common Share NAV	2.27%	0.69%	8.46%	6.85%
NAC at Common Share Price	2.65%	(7.36)%	8.05%	6.78%
S&P Municipal Bond California Index	1.87%	0.83%	4.79%	4.80%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.1%
Other Assets Less Liabilities	2.6%
Net Assets Plus Floating Rate Obligations, Borrowings, MFP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	159.7%
Floating Rate Obligations	(1.3)%
Borrowings	(0.6)%
MFP Shares, net of deferred offering costs	(14.5)%
VRDP Shares, net of deferred offering costs	(43.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.7%
Tax Obligation/Limited	19.4%
U.S. Guaranteed	12.8%
Transportation	12.7%
Water and Sewer	10.8%
Health Care	9.0%
Consumer Staples	6.0%
Other	6.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.0%
AAA	8.6%
AA	43.0%
A	18.5%
BBB	7.1%
BB or Lower	6.9%
N/R (not rated)	4.9%
Total	100%

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 92.7% (93.8% of Total Investments)
	MUNICIPAL BONDS – 92.7% (93.8% of Total Investments)
	Consumer Staples – 6.0% (6.0% of Total Investments)
$3,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46	11/18 at 100.00	CCC	$2,999,760
2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	2,008,560
60	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/18 at 100.00	A	60,390
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B+	3,725,688
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
1,155	5.250%, 6/01/47	6/22 at 100.00	N/R	1,205,011
275	5.000%, 6/01/47	6/22 at 100.00	N/R	282,714
2,175	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	2,236,009
3,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41	10/18 at 28.21	N/R	1,085,147
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	10/18 at 100.00	B–	3,514,805
19,630	Total Consumer Staples			17,118,084
	Education and Civic Organizations – 1.2% (1.2% of Total Investments)
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	507,708
185	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	197,306
1,165	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	BBB	1,260,751
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	728,157
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	758,772
3,190	Total Education and Civic Organizations			3,452,694
	Health Care – 8.2% (8.4% of Total Investments)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	320,867
1,950	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	2,201,160
2,350	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA–	2,670,493
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/48	11/27 at 100.00	AA–	1,136,380
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA–	609,307
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	394,384
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	768,908

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011:
$560	5.000%, 8/15/31	8/21 at 100.00	AA	$606,631
670	5.250%, 8/15/41	8/21 at 100.00	AA	717,054
100	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	109,862
400	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/47	11/26 at 100.00	BBB–	435,352
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
2,390	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	2,575,607
2,625	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	2,834,134
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	2,856,315
1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	11/18 at 100.00	A	1,003,300
2,360	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	2,512,763
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,943,183
21,660	Total Health Care			23,695,700
	Housing/Multifamily – 0.8% (0.8% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Senior Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB+	71,129
175	5.250%, 8/15/49	8/24 at 100.00	BBB+	190,227
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,141,122
915	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/19 at 100.00	N/R	916,299
2,215	Total Housing/Multifamily			2,318,777
	Tax Obligation/General – 21.8% (22.0% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013, 5.000%, 2/01/29	2/23 at 100.00	AA–	1,122,300
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/31	8/24 at 100.00	AA–	1,145,900
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	AA–	3,450,330
	California State, General Obligation Bonds, Various Purpose Series 2009:
1,615	6.000%, 4/01/38	4/19 at 100.00	AA–	1,655,004
1,000	6.000%, 11/01/39	11/19 at 100.00	AA–	1,050,030
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40 California State, General Obligation Bonds, Various Purpose Series 2013:	3/20 at 100.00	AA–	2,107,320
2,500	5.000%, 4/01/37	4/23 at 100.00	AA–	2,783,275
2,500	5.000%, 2/01/43	2/23 at 100.00	AA–	2,766,850
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,517,312
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	AA–	5,689,200
1,970	5.000%, 10/01/39	10/24 at 100.00	AA–	2,231,596
2,000	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	AA–	2,273,460
4,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2016A, 5.000%, 7/01/40	7/25 at 100.00	AAA	4,564,240

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$290	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	8/20 at 13.60	AA	$37,743
4,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2017A-1, 5.000%, 8/01/47	8/27 at 100.00	AAA	4,651,600
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)	9/36 at 100.00	Aaa	10,290,875
19,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)	No Opt. Call	Aa2	14,098,018
65,850	Total Tax Obligation/General			62,435,053
	Tax Obligation/Limited – 12.5% (12.7% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	11/18 at 100.00	BBB+	1,000,120
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	11/18 at 100.00	AA	3,008,010
1,000	5.625%, 10/01/33 – RAAI Insured	11/18 at 100.00	AA	1,003,010
1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A+	1,706,670
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	1,409,475
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	3,317,910
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	11/18 at 100.00	A	1,005,402
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/26 at 100.00	AAA	3,467,520
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39	7/27 at 100.00	AA+	1,342,602
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA	3,857,814
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	155,877
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A :
945	5.250%, 9/01/30	9/23 at 100.00	N/R	1,032,762
860	5.750%, 9/01/39	9/23 at 100.00	N/R	944,977
150	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	165,672
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	90,470
3,400	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2017A, 5.000%, 6/01/38	6/27 at 100.00	AA+	3,950,392
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	54,291
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,098,560
170	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	183,964
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 – NPFG Insured	8/26 at 100.00	A	5,653,950

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	$122,167
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	100,138
1,000	Virgin Islands Public Finance Authority, California, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,074,920
260	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	9/18 at 100.00	N/R	260,328
32,690	Total Tax Obligation/Limited			36,007,001
	Transportation – 18.6% (18.8% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BBB+	2,130,255
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,128,180
4,010	5.750%, 1/15/46	1/24 at 100.00	A–	4,567,109
4,010	6.000%, 1/15/53	1/24 at 100.00	A–	4,655,369
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (Alternative Minimum Tax)	5/25 at 100.00	AA	6,347,293
4,610	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (Alternative Minimum Tax)	11/27 at 100.00	AA–	5,203,537
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,386,490
125	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	11/18 at 100.00	N/R	123,871
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	5/22 at 100.00	A+	1,321,659
11,750	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A+	13,226,505
9,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	A+	10,237,860
47,145	Total Transportation			53,328,128
	U.S. Guaranteed – 8.2% (8.3% of Total Investments) (5)
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42 (Pre-refunded 8/15/20)	8/20 at 100.00	AA–	1,086,310
970	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	1,048,104
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)	10/19 at 100.00	Aaa	1,046,230
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	2,113,620
885	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	908,629
1,175	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	1,269,200
750	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27 (Pre-refunded 10/01/18)	10/18 at 100.00	A	752,235
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB	780,368
370	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	420,860

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$5,710	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 13.60	AA	$753,206
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	3,117,841
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB–	3,177,008
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A–	491,854
7,285	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+	6,105,486
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A–	73,032
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	73,414
80	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	90,356
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	216,528
28,575	Total U.S. Guaranteed			23,524,281
	Utilities – 7.7% (7.8% of Total Investments)
1,715	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	11/18 at 100.00	N/R	1,714,846
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A+	2,317,716
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A, 5.000%, 7/01/40	1/26 at 100.00	AA	1,146,120
420	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	AA	484,378
3,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	AA	4,138,071
10,520	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/42	7/27 at 100.00	AA	12,219,506
19,060	Total Utilities			22,020,637
	Water and Sewer – 7.7% (7.8% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,453,678
2,675	5.000%, 11/21/45, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	2,820,199
1,150	Eastern Municipal Water District, California, Water and Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/45	7/26 at 100.00	AA+	1,310,977
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	2,305,280
7,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46	1/21 at 100.00	AA+	7,973,140
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B:
2,335	5.000%, 8/01/32	8/26 at 100.00	Aa3	2,747,688
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,469,680
19,535	Total Water and Sewer			22,080,642
$ 259,550	Total Long-Term Investments (cost $244,083,063)			265,980,997

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 6.2% (6.2% of Total Investments)
	MUNICIPAL BONDS – 6.2% (6.2% of Total Investments)
	Health Care – 4.8% (4.8% of Total Investments)
$4,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Variable Rate Demand Obligations, Series 2011C, 1.250%, 3/01/47 (6)	10/18 at 100.00	VMIG-1	$4,000,000
4,670	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Variable Rate Demand Obligations, Series 2008A, 1.450%, 4/01/32 (6)	11/18 at 100.00	A-1+	4,670,000
5,000	California Statewide Communities Development Authority, Revenue Bonds, Variable Rate Demand Obligations, SWEEP Loan Program, Variable Rate Demand Series 2007A, 1.250%, 8/01/35 (6)	12/18 at 100.00	VMIG-1	5,000,000
13,670	Total Health Care			13,670,000
	Transportation – 1.4% (1.4% of Total Investments)
4,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Variable Rate Demand Obligations, Series 2007C, 1.200%, 4/01/47 (6)	11/18 at 100.00	A-1	4,000,000
$17,670	Total Short-Term Investments (cost $17,670,000)			17,670,000
	Total Investments (cost $261,753,063) – 98.9%			283,650,997
	Other Assets Less Liabilities – 1.1%			3,155,094
	Net Assets Applicable to Common Shares – 100%			$286,806,091

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

See accompanying notes to financial statements.

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.8% (100.0% of Total Investments)
	Consumer Staples – 6.0% (6.1% of Total Investments)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
$230	5.250%, 6/01/47	6/22 at 100.00	N/R	$239,959
1,100	5.000%, 6/01/47	6/22 at 100.00	N/R	1,130,855
1,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41	10/18 at 100.00	N/R	278,600
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	10/18 at 100.00	B–	1,506,345
3,830	Total Consumer Staples			3,155,759
	Education and Civic Organizations – 2.9% (2.9% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	902,333
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	112,824
35	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	37,328
260	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	BBB	281,369
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	162,594
1,410	Total Education and Civic Organizations			1,496,448
	Health Care – 5.6% (5.7% of Total Investments)
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A+	1,060,380
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA–	76,850
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	84,511
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	167,154
20	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	21,972
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/41	11/26 at 100.00	BBB–	109,421
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB	164,678
785	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	847,541
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	421,948
2,730	Total Health Care			2,954,455

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.8% (0.8% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Senior Series 2014A:
$15	5.250%, 8/15/39	8/24 at 100.00	BBB+	$16,414
40	5.250%, 8/15/49	8/24 at 100.00	BBB+	43,480
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	75,357
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	277,315
375	Total Housing/Multifamily			412,566
	Long-Term Care – 2.1% (2.1% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	1,101,540
	Tax Obligation/General – 16.1% (16.3% of Total Investments)
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34 (4)	5/24 at 100.00	Aa1	2,444,337
1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38	1/28 at 100.00	AAA	1,174,890
195	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	8/20 at 13.60	AA	25,379
840	San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46	8/27 at 100.00	Aa3	988,159
10,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	2,661,800
870	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/46	No Opt. Call	Aaa	593,183
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA+	518,360
15,505	Total Tax Obligation/General			8,406,108
	Tax Obligation/Limited – 9.4% (9.5% of Total Investments)
180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	201,110
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/26 at 100.00	AAA	1,155,840
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39	7/27 at 100.00	AA+	1,342,602
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	33,402
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A :
210	5.250%, 9/01/30	9/23 at 100.00	N/R	229,503
190	5.750%, 9/01/39	9/23 at 100.00	N/R	208,774
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	38,657
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	16,963
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	21,716
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	Aa1	1,530,960

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	$27,765
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	100,138
4,455	Total Tax Obligation/Limited			4,907,430
	Transportation – 11.4% (11.6% of Total Investments)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BBB+	462,336
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	A–	985,174
865	6.000%, 1/15/53	1/24 at 100.00	A–	1,004,213
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (Alternative Minimum Tax)	11/27 at 100.00	AA–	1,128,750
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	5/22 at 100.00	A+	331,803
1,820	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A+	2,048,701
5,250	Total Transportation			5,960,977
	U.S. Guaranteed – 26.9% (27.2% of Total Investments) (5)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	AA–	1,031,870
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	57,542
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2	83,698
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A3	1,970,205
215	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	232,312
1,965	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	2,014,675
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa	533,695
160	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27 (Pre-refunded 10/01/18)	10/18 at 100.00	A	160,477
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
575	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	602,790
425	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB	445,540
80	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	90,997
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29 (Pre-refunded 1/15/19)	1/19 at 100.00	Aa2	1,135,982
3,805	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 13.60	AA	501,918
1,750	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 2017-XF2452, 13.498%, 2/01/35 (Pre-refunded 2/01/19) 144A (IF) (6)	2/19 at 100.00	AAA	1,854,738
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	264,765

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB–	$794,252
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A–	106,196
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA	1,047,020
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A–	16,854
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	16,942
15	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	16,942
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	AA–	1,013,610
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	45,004
16,785	Total U.S. Guaranteed			14,038,024
	Utilities – 11.6% (11.7% of Total Investments)
415	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	AA	478,611
1,245	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	AA	1,429,098
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,404,590
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	A	2,730,265
5,060	Total Utilities			6,042,564
	Water and Sewer – 6.0% (6.1% of Total Investments)
1,000	California Infrastructure and Economic Development Bank. Clean Water State Revolving Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/43	4/28 at 100.00	AAA	1,176,240
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,133,351
375	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series 2017A, 5.250%, 6/01/47	6/27 at 100.00	AA	443,850
335	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/32	8/26 at 100.00	Aa3	394,208
2,785	Total Water and Sewer			3,147,649
$59,185	Total Long-Term Investments (cost $46,829,720)			51,623,520
	Other Assets Less Liabilities – 1.2%			628,858
	Net Assets Applicable to Common Shares – 100%			$52,252,378

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
Portfolio of Investments
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 160.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 160.4% (100.0% of Total Investments)
	Consumer Staples – 9.6% (6.0% of Total Investments)
$475	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/18 at 100.00	Baa1	$479,669
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
6,350	5.600%, 6/01/36	12/18 at 100.00	B2	6,381,052
325	5.650%, 6/01/41	12/18 at 100.00	B2	326,391
2,780	5.700%, 6/01/46	12/18 at 100.00	B2	2,788,952
25	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/18 at 100.00	A	25,162
1,805	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/18 at 100.00	Baa2	1,806,697
16,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B+	17,094,332
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
4,930	5.250%, 6/01/47	6/22 at 100.00	N/R	5,143,469
1,175	5.000%, 6/01/47	6/22 at 100.00	N/R	1,207,959
23,560	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	24,220,858
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	10/18 at 100.00	B–	8,485,744
2,000	5.500%, 6/01/45	10/18 at 100.00	B–	2,008,460
68,255	Total Consumer Staples			69,968,745
	Education and Civic Organizations – 5.3% (3.3% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,138,294
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA	3,406,110
3,600	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2017C, 5.000%, 4/01/46	4/28 at 100.00	Aa3	4,162,716
2,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Refunding Series 2014U-6, 5.000%, 5/01/45	No Opt. Call	AAA	2,595,420
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 7.125%, 8/01/43	8/23 at 100.00	BB–	4,889,967
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	2,008,267
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A	1/22 at 100.00	N/R	1,711,840
7,875	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017, 5.000%, 1/01/48	1/28 at 100.00	AAA	9,203,040
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	677,628
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	799,890

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46	7/25 at 101.00	BBB	$5,290,484
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 5.750%, 7/01/41, 144A	7/26 at 100.00	BB+	300,364
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,820,393
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	325,188
185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	210,761
34,180	Total Education and Civic Organizations			38,540,362
	Health Care – 17.0% (10.6% of Total Investments)
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	484,115
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	AA–	13,754,874
5,000	5.000%, 11/15/46	11/26 at 100.00	AA–	5,644,000
9,415	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA–	10,699,018
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A:
18,430	5.000%, 11/15/41	11/25 at 100.00	AA–	20,785,723
5,500	5.000%, 11/15/46	11/25 at 100.00	AA–	6,191,680
3,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/48	11/27 at 100.00	AA–	3,977,330
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	11/22 at 100.00	BBB+	1,364,022
875	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/47	8/27 at 100.00	BBB+	975,030
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	11/22 at 100.00	AA–	1,106,070
10,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44	11/27 at 100.00	AA–	10,317,100
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA–	2,766,582
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA–	2,221,080
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	1,583,168
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	3,120,208
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA	358,527
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	274,655
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/36	11/26 at 100.00	BBB–	1,857,902
3,705	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A, 4.000%, 8/01/47	2/28 at 100.00	AA	3,786,584
5,200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB	5,642,052

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	$15,914,336
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
700	5.750%, 7/01/24	11/18 at 100.00	CCC	665,000
4,240	5.750%, 7/01/30	11/18 at 100.00	CCC	4,028,000
105	5.750%, 7/01/35	11/18 at 100.00	CCC	99,750
5,365	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	5,712,276
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	943,832
114,605	Total Health Care			124,272,914
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Senior Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB+	284,515
705	5.250%, 8/15/49	8/24 at 100.00	BBB+	766,342
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	166,862
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	388,241
140	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/37, 144A	7/27 at 100.00	B1	146,805
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	A–	3,493,039
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	732,384
185	5.000%, 6/15/49	6/24 at 100.00	A	194,740
5,750	Total Housing/Multifamily			6,172,928
	Long-Term Care – 0.5% (0.3% of Total Investments)
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	2,478,465
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/39	7/25 at 100.00	AA–	1,455,025
3,550	Total Long-Term Care			3,933,490
	Tax Obligation/General – 29.6% (18.5% of Total Investments)
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa2	3,329,280
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	AA–	1,105,180
1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2016, 5.000%, 8/01/33	8/26 at 100.00	AA–	1,864,064
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	AA–	2,467,571
1,300	5.500%, 11/01/39	11/19 at 100.00	AA–	1,356,719
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	AA–	6,390,540

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2011:
$2,000	5.000%, 9/01/31	9/21 at 100.00	AA–	$2,184,200
4,090	5.000%, 9/01/41	9/21 at 100.00	AA–	4,451,720
2,625	5.000%, 10/01/41	10/21 at 100.00	AA–	2,863,403
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	AA–	3,896,585
2,000	5.000%, 2/01/43	2/23 at 100.00	AA–	2,213,480
5,520	5.000%, 11/01/43	11/23 at 100.00	AA–	6,203,376
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	AA–	2,786,663
9,000	5.000%, 12/01/43	12/23 at 100.00	AA–	10,131,030
9,000	5.000%, 10/01/44	10/24 at 100.00	AA–	10,178,910
	California State, General Obligation Bonds, Various Purpose Series 2015:
8,000	5.000%, 3/01/45	3/25 at 100.00	AA–	9,022,480
2,000	5.000%, 8/01/45	8/25 at 100.00	AA–	2,270,460
7,995	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	AA–	9,136,926
5,390	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	AA–	6,126,975
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA	7,482,035
9,840	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2018B, 5.000%, 8/01/47	8/28 at 100.00	AAA	11,423,846
3,065	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46	8/27 at 100.00	Aa2	3,193,240
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (4)	8/25 at 100.00	AA	4,403,610
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	Aa2	1,067,130
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	Aa2	7,794,907
2,670	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33 (4)	No Opt. Call	Aaa	2,201,762
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured	8/24 at 100.00	AA	3,218,045
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	4,031,200
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured (4)	8/37 at 100.00	AA	21,010,433
38,845	0.000%, 8/01/50 – AGM Insured (4)	8/37 at 100.00	AA	35,111,219
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (4)	No Opt. Call	AA	11,727,380
5,000	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39	8/24 at 100.00	Aa1	5,650,000
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	12/18 at 100.00	A+	3,924,056
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)	No Opt. Call	Aa2	5,923,865
240,785	Total Tax Obligation/General			216,142,290

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 37.5% (23.4% of Total Investments)
$655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	$713,059
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	11/18 at 100.00	AA	1,003,010
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	11/18 at 100.00	AA	7,916,395
7,390	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AAA	8,551,412
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	11/18 at 100.00	AA+	1,218,195
1,535	5.000%, 12/01/20 – AMBAC Insured	11/18 at 100.00	AA+	1,538,899
1,615	5.000%, 12/01/21 – AMBAC Insured	11/18 at 100.00	AA+	1,619,037
1,695	5.000%, 12/01/22 – AMBAC Insured	11/18 at 100.00	AA+	1,699,221
1,780	5.000%, 12/01/23 – AMBAC Insured	11/18 at 100.00	AA+	1,784,432
1,865	5.000%, 12/01/24 – AMBAC Insured	11/18 at 100.00	AA+	1,869,625
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A+	7,971,600
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	4/22 at 100.00	A+	3,064,982
2,065	5.000%, 4/01/31	4/22 at 100.00	A+	2,266,296
2,560	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	11/18 at 100.00	A+	2,567,757
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	22,956,433
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	A+	2,216,999
3,020	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	11/18 at 100.00	A	3,021,208
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,280,073
530	5.750%, 8/01/26	8/20 at 100.00	N/R	557,687
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
4,520	5.000%, 1/01/21 – AMBAC Insured	1/19 at 100.00	Aa2	4,531,616
5,000	5.250%, 1/01/34 – AMBAC Insured	1/19 at 100.00	Aa2	5,012,850
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,089,190
63,875	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	71,160,583
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,109,620
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,610	5.000%, 11/15/30	11/25 at 100.00	A	8,473,355
4,000	5.000%, 11/15/34	11/25 at 100.00	A	4,402,520
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	10/18 at 100.00	BBB	425,030
3,345	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	10/18 at 100.00	N/R	3,347,977
1,750	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	1,862,630

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area D, Series 2014A:
$1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	$1,217,167
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,273,063
1,110	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,210,277
2,000	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,273,100
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,083,280
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	11/18 at 100.00	Aa2	6,204,175
15,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AAA	17,435,850
3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA+	3,726,603
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	3/19 at 100.00	BBB+	1,521,675
475	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	546,402
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	72,372
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A :
3,775	5.250%, 9/01/30	9/23 at 100.00	N/R	4,125,584
3,380	5.750%, 9/01/39	9/23 at 100.00	N/R	3,713,978
560	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	618,509
1,975	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33	9/23 at 100.00	N/R	2,161,124
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Baa2	1,328,800
7,200	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Baa2	1,818,144
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,244,909
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	45,235
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	699,079
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,866,555
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	441,868
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,255,531
6,000	5.000%, 10/01/41	10/26 at 100.00	AA	6,849,900
805	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	Aa3	837,530
1,620	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	Aa3	1,685,464

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$645	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	11/18 at 100.00	Baa2	$646,787
215	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	233,451
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,098,560
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	11/18 at 100.00	AAA	1,484,026
690	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	746,677
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A	2,300,481
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	Aa1	2,040,820
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	413,505
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA	5,456,116
1,000	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 5.000%, 9/01/36	9/22 at 100.00	N/R	1,063,050
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	55,530
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
2,170	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	2,200,640
1,000	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,014,390
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	4,837,140
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	363,888
790	5.250%, 9/01/45	9/25 at 100.00	N/R	811,836
4,215	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,671,400
260,825	Total Tax Obligation/Limited			273,926,162
	Transportation – 8.1% (5.0% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B, 5.000%, 10/01/36	10/26 at 100.00	BBB+	10,081,908
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BBB+	7,900,673
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
14,885	5.750%, 1/15/46	1/24 at 100.00	A–	16,952,973
14,885	6.000%, 1/15/53	1/24 at 100.00	A–	17,280,592
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	AA	172,880
1,270	5.000%, 5/15/34	5/25 at 100.00	AA	1,451,927
1,345	5.000%, 5/15/36	5/25 at 100.00	AA	1,532,358

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital Projects, Series 2004, 5.250%, 9/01/34 – FGIC Insured	11/18 at 100.00	Baa2	$3,500,385
51,790	Total Transportation			58,873,696
	U.S. Guaranteed – 17.2% (10.7% of Total Investments) (5)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA–	3,234,900
3,225	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	3,538,341
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 (Pre-refunded 5/01/19) – AGM Insured	5/19 at 100.00	AA	13,526,568
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)	4/23 at 100.00	AA–	1,286,275
1,630	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 (Pre-refunded 7/01/20) – AGC Insured	7/20 at 100.00	AA	1,737,613
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,367,170
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	2,748,600
465	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	502,442
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club Series 2013A:
2,000	5.625%, 11/15/33 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,362,440
8,000	6.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	9,597,280
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2	805,515
5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)	10/19 at 100.00	Aaa	5,231,150
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	2,113,620
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	2,807,782
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA	3,601,645
3,545	5.000%, 8/01/28 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA	3,658,405
3,110	5.000%, 8/01/29 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA	3,209,489
350	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27 (Pre-refunded 10/01/18)	10/18 at 100.00	A	351,043
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	6,475,140
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
25	5.250%, 1/01/23 (Pre-refunded 1/01/21)	1/21 at 100.00	A	27,041
25	4.500%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	A	26,616
75	5.000%, 1/01/29 (Pre-refunded 1/01/21)	1/21 at 100.00	A	80,699
275	5.000%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	A	295,897
525	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A	564,895
810	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A	873,852
3,750	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	A	4,056,225
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	193,368

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
$9,250	6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	$9,796,305
7,500	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	7,953,675
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
1,500	6.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB–	1,643,280
2,595	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB–	2,842,874
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A–	234,748
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A–	33,707
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	33,883
40	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	45,178
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 13.230%, 8/01/40 (Pre-refunded 8/01/19) 144A (IF)	8/19 at 100.00	AAA	1,694,715
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA	1,439,421
10,450	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA	1,925,517
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA	3,619,075
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA	1,979,763
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA	3,418,176
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA	1,286,603
3,250	5.250%, 9/01/39 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA	3,485,950
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	6,318,000
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	106,884
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)	8/21 at 100.00	Aa2	1,103,510
179,550	Total U.S. Guaranteed			125,235,275
	Utilities – 8.2% (5.1% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A+	3,016,286
1,835	5.500%, 11/15/37	No Opt. Call	A+	2,362,783
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA	11,013,000
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA	4,873,679
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A, 5.000%, 7/01/46	1/26 at 100.00	AA	5,695,100
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C:
5,000	5.000%, 7/01/42	7/27 at 100.00	AA	5,807,750
15,000	5.000%, 7/01/47	7/27 at 100.00	AA	17,334,750
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047, 13.232%, 7/01/43, 144A (IF) (6)	7/22 at 100.00	AA	5,269,575
1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	Aa2	1,041,740

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/37	7/24 at 100.00	AA	$3,370,378
51,330	Total Utilities			59,785,041
	Water and Sewer – 26.6% (16.6% of Total Investments)
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	12,983,880
5,850	California Infrastructure and Economic Development Bank. Clean Water State Revolving Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/43	4/28 at 100.00	AAA	6,881,004
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
7,910	5.000%, 7/01/37, 144A	11/18 at 100.00	Baa3	7,960,070
12,045	5.000%, 11/21/45, 144A	11/18 at 100.00	Baa3	12,176,170
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	3,232,410
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B:
1,000	5.000%, 7/01/32	1/26 at 100.00	AA+	1,169,210
3,775	5.000%, 7/01/35	1/26 at 100.00	AA+	4,375,376
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA+	17,620,800
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	11,839,680
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	6,583,347
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,155,440
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,705	5.000%, 7/01/41	1/27 at 100.00	AA+	3,122,246
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	5,867,100
11,400	5.000%, 7/01/44	1/27 at 100.00	AA+	13,131,090
6,015	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/43	1/28 at 100.00	AA+	7,002,663
2,210	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series 2017A, 5.250%, 6/01/47	6/27 at 100.00	AA	2,615,756
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/44	6/25 at 100.00	AA+	10,793,805
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,250,640
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,931,900
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 2016-XL0015, 13.610%, 7/01/35, 144A (IF) (6)	7/19 at 100.00	AAA	744,524
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	11/18 at 100.00	N/R	1,500,660
8,120	Public Utilities Commission of the City and County of San Francisco, California, Wastewater Revenue Bonds, Series 2018B, 5.000%, 10/01/43	4/28 at 100.00	AA	9,447,701
7,755	Rancho California Water District Financing Authority, California, Revenue Bonds, Series 2016A, 5.000%, 8/01/46	8/26 at 100.00	AAA	8,868,540
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	2,857,975
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37	8/26 at 100.00	Aa3	4,626,240

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$26,220	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2017D, 5.000%, 11/01/33 (UB) (6)	11/27 at 100.00	AA–	$31,081,975
171,470	Total Water and Sewer			193,820,202
$1,182,090	Total Long-Term Investments (cost $1,078,968,844)			1,170,671,105
	Floating Rate Obligations – (2.9)%			(20,975,000)
	MuniFund Preferred Shares, net of deferred offering costs – (19.2)% (7)			(139,979,412)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (39.8)% (8)			(290,262,317)
	Other Assets Less Liabilities – 1.5%			10,508,996
	Net Assets Applicable to Common Shares – 100%			$729,963,372

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in inverse floating rate transactions.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.0%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 24.8%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NAC	Nuveen California Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.1% (100.0% of Total Investments)
	Consumer Staples – 9.5% (6.0% of Total Investments)
$1,580	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/18 at 100.00	Baa1	$1,595,531
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	10/18 at 100.00	N/R	995,390
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
13,840	5.600%, 6/01/36	12/18 at 100.00	B2	13,907,678
17,560	5.650%, 6/01/41	12/18 at 100.00	B2	17,635,157
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
760	4.250%, 6/01/21	11/18 at 100.00	A	764,940
3,735	5.250%, 6/01/45	11/18 at 100.00	BB–	3,759,278
1,530	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	11/18 at 100.00	A3	1,550,318
4,530	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/18 at 100.00	Baa2	4,534,258
50,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	11/18 at 100.00	N/R	9,069,500
61,645	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B+	64,333,338
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
31,755	5.250%, 6/01/47	6/22 at 100.00	N/R	33,129,992
24,210	5.000%, 6/01/47	6/22 at 100.00	N/R	24,889,090
15,875	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	16,320,294
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B, 0.000%, 6/01/47	10/18 at 100.00	N/R	3,258,690
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,500	5.375%, 6/01/38	10/18 at 100.00	B–	8,535,955
1,250	5.500%, 6/01/45	10/18 at 100.00	B–	1,255,288
3,200	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	10/18 at 100.00	B+	3,213,536
259,970	Total Consumer Staples			208,748,233
	Education and Civic Organizations – 3.8% (2.4% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	4,336,360
2,205	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,478,883
7,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Refunding Series 2014U-6, 5.000%, 5/01/45	No Opt. Call	AAA	9,083,970
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project, Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	767,008
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	1,001,980

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	$6,075,572
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/38	10/23 at 100.00	Baa1	1,088,520
390	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.000%, 5/01/27, 144A	No Opt. Call	N/R	371,264
1,615	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	1,723,415
2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	2,293,018
	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,439,889
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	9,025,465
800	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	865,776
1,410	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	9/18 at 100.00	A1	1,414,230
	California State University, Systemwide Revenue Bonds, Series 2016A:
4,140	4.000%, 11/01/38	5/26 at 100.00	Aa2	4,368,942
2,640	5.000%, 11/01/41	5/26 at 100.00	Aa2	3,012,240
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	6,074,805
6,450	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	6,991,542
1,815	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,067,739
12,500	University of California, General Revenue Bonds, Series 2017AV, 5.250%, 5/15/47	5/27 at 100.00	AA	14,617,000
75,135	Total Education and Civic Organizations			84,097,618
	Health Care – 14.1% (9.0% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA	10,178,107
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	1,446,717
10,955	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	12,366,004
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	AA–	11,257,600
7,250	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/48	11/27 at 100.00	AA–	8,238,755
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2016B, 4.000%, 8/15/39	8/26 at 100.00	Aa3	15,589,950
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA–	6,702,374
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA–	1,388,175
3,930	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	4,428,363
8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	9,332,765

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	AA–	$11,586,488
8,760	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA	9,375,215
4,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	4,927,344
685	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	752,555
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/41	11/26 at 100.00	BBB–	12,605,299
1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB–	1,568,461
5,760	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A, 5.000%, 8/01/47	2/28 at 100.00	AA	6,491,462
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
1,000	5.250%, 12/01/34	12/24 at 100.00	BB	1,097,850
3,575	5.250%, 12/01/44	12/24 at 100.00	BB	3,878,911
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
3,345	5.000%, 12/01/36, 144A	6/26 at 100.00	BB–	3,649,228
6,040	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	6,509,066
50,340	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	54,350,588
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A+	2,659,160
3,000	5.000%, 3/01/45	3/26 at 100.00	A+	3,342,270
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A–	2,918,871
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	27,518,555
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
10,115	5.750%, 7/01/24	11/18 at 100.00	CCC	9,609,250
11,035	5.750%, 7/01/30	11/18 at 100.00	CCC	10,483,250
7,725	5.750%, 7/01/35	11/18 at 100.00	CCC	7,338,750
10,000	5.500%, 7/01/39	11/18 at 100.00	CCC	9,500,000
2,950	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	3,140,953
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	9/18 at 100.00	A1	6,219,530
1,890	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	1,944,753
7,745	Palomar Health System, California, Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/42	11/27 at 100.00	BBB	8,413,936
17,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	19,320,786
290,355	Total Health Care			310,131,341

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Senior Series 2014A:
$1,680	5.250%, 8/15/39	8/24 at 100.00	BBB+	$1,838,407
2,150	5.250%, 8/15/49	8/24 at 100.00	BBB+	2,337,071
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,054,698
6,010	5.500%, 8/15/47	8/22 at 100.00	BBB	6,469,945
3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	4,348,299
	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
1,325	5.000%, 7/01/37, 144A	7/27 at 100.00	B1	1,389,408
1,000	5.000%, 7/01/47, 144A	7/27 at 100.00	B1	1,039,710
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A+	1,294,661
23,855	Total Housing/Multifamily			25,772,199
	Tax Obligation/General – 35.6% (22.7% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	AA	3,469,909
4,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa2	4,771,968
	California State, General Obligation Bonds, Refunding Various Purpose Series 2012:
3,230	5.250%, 2/01/29	2/22 at 100.00	AA–	3,581,747
5,245	5.000%, 9/01/36	9/22 at 100.00	AA–	5,819,852
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	AA–	10,392,498
1,710	5.000%, 2/01/31	2/23 at 100.00	AA–	1,913,781
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,750	5.000%, 9/01/30	9/26 at 100.00	AA–	4,416,187
4,600	5.000%, 8/01/33	8/26 at 100.00	AA–	5,359,184
8,000	5.000%, 9/01/37	9/26 at 100.00	AA–	9,233,520
	California State, General Obligation Bonds, Various Purpose Refunding Series 2014:
8,690	5.000%, 8/01/31	8/24 at 100.00	AA–	9,957,871
4,000	5.000%, 8/01/33	8/24 at 100.00	AA–	4,564,640
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	AA–	7,681,349
11,000	5.000%, 8/01/34	8/25 at 100.00	AA–	12,651,210
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016, 5.000%, 9/01/36	9/26 at 100.00	AA–	5,782,550
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 – FGIC Insured	11/18 at 100.00	Aa3	140,445
	California State, General Obligation Bonds, Various Purpose Series 2009:
8,950	6.000%, 4/01/38	4/19 at 100.00	AA–	9,171,691
67,235	6.000%, 11/01/39	11/19 at 100.00	AA–	70,598,767
8,505	5.500%, 11/01/39	11/19 at 100.00	AA–	8,876,073
	California State, General Obligation Bonds, Various Purpose Series 2010:
16,000	6.000%, 3/01/33	3/20 at 100.00	AA–	17,041,440
15,060	5.500%, 3/01/40	3/20 at 100.00	AA–	15,868,120
12,605	5.250%, 11/01/40	11/20 at 100.00	AA–	13,528,442

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2011:
$13,835	5.250%, 10/01/28	10/21 at 100.00	AA–	$15,294,593
14,520	5.000%, 9/01/31	9/21 at 100.00	AA–	15,857,292
15,025	5.000%, 9/01/41	9/21 at 100.00	AA–	16,353,811
21,420	5.000%, 10/01/41	10/21 at 100.00	AA–	23,365,364
	California State, General Obligation Bonds, Various Purpose Series 2013:
9,940	5.000%, 4/01/37	4/23 at 100.00	AA–	11,066,301
9,755	5.000%, 2/01/43	2/23 at 100.00	AA–	10,796,249
15,145	5.000%, 4/01/43	4/23 at 100.00	AA–	16,819,431
7,240	5.000%, 11/01/43	11/23 at 100.00	AA–	8,136,312
	California State, General Obligation Bonds, Various Purpose Series 2014:
24,970	5.000%, 5/01/32	5/24 at 100.00	AA–	28,411,865
8,910	5.000%, 10/01/39	10/24 at 100.00	AA–	10,093,159
10,245	5.000%, 12/01/43	12/23 at 100.00	AA–	11,532,489
1,815	5.000%, 10/01/44	10/24 at 100.00	AA–	2,052,747
	California State, General Obligation Bonds, Various Purpose Series 2015:
9,500	5.000%, 3/01/45	3/25 at 100.00	AA–	10,714,195
6,345	5.000%, 8/01/45	8/25 at 100.00	AA–	7,203,034
	California State, General Obligation Bonds, Various Purpose Series 2017:
3,780	5.000%, 8/01/46	8/26 at 100.00	AA–	4,319,897
8,000	5.000%, 11/01/47	11/27 at 100.00	AA–	9,237,680
8,360	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	AA–	9,503,063
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	A+	4,046,894
7,500	Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/37	2/26 at 100.00	AA	8,639,775
3,300	Evergreen School District, Santa Clara County, California, General Obligation Bonds, Election of 2014, Series 2018, 5.000%, 8/01/46	8/28 at 100.00	Aa2	3,843,411
8,620	Fremont Union High School District, Santa Clara County, California, General Obligation Bonds, Refunding Series 2017A, 5.000%, 8/01/44	8/27 at 100.00	AAA	10,075,746
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	6,232,582
6,560	Hartnell Community College District, Monterey County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/42	8/27 at 100.00	AA	6,860,054
6,850	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (4)	No Opt. Call	AA	4,838,909
4,545	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2017E, 5.000%, 8/01/43	8/26 at 100.00	AAA	5,211,388
3,010	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2016A, 4.000%, 7/01/40	7/25 at 100.00	AAA	3,156,437
12,675	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.250%, 7/01/42	1/28 at 100.00	AAA	15,092,249
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,320,517
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Measure EE Series 2018A, 4.000%, 9/01/46	9/28 at 100.00	Aa1	10,591,896
3,325	Manteca Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2014 Series 2017B, 4.000%, 8/01/42	8/27 at 100.00	Aa2	3,471,898
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa3	3,186,643
10,765	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	8,463,012

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	$1,084,481
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	2,600,530
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	A+	2,968,151
9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	10,356,723
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35	No Opt. Call	A2	5,394,636
5,000	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	5,136,350
28,000	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	AA	9,543,240
4,250	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AAA	4,915,380
8,075	San Dieguito Union High School District, San Diego County, California, General Obligation Bonds, Election 2012, Series 2018D-2, 4.000%, 8/01/42	8/28 at 100.00	Aa1	8,521,144
1,925	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2017A-1, 5.000%, 8/01/47	8/27 at 100.00	AAA	2,238,582
1,425	San Joaquin Delta Community College District, California, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/01/32	8/25 at 100.00	Aa2	1,653,556
21,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	5,589,780
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	3,873,022
8,700	Santa Ana College Improvement District 1, Orange County, California, General Obligation Bonds, Rancho Santiago Community College District, Election of 2012, Series 2017B, 4.000%, 8/01/41	8/27 at 100.00	AA	9,111,597
13,425	Santa Barbara Unified School District, Santa Barbara County, California, General Obligation Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41	8/27 at 100.00	Aa2	14,197,877
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,586,122
3,240	South San Francisco Unified School District, San Mateo County, California, General Obligation Bond Anticipation Notes, Measure J, Series 2015B, 5.000%, 9/01/40	9/25 at 100.00	Aa1	3,729,532
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	3,478,610
6,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	6,839,149
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (4)	8/37 at 100.00	AA	4,998,456
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (4)	No Opt. Call	AA	19,322,680
3,605	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2018A, 4.000%, 8/01/43	8/28 at 100.00	AAA	3,785,538
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,502,002
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,592,126

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
$4,355	5.500%, 8/01/38	8/24 at 100.00	Aa3	$5,055,110
3,500	5.500%, 8/01/40	8/24 at 100.00	Aa3	4,052,265
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2012C, 5.000%, 8/01/26	8/22 at 100.00	Aa3	2,225,003
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)	No Opt. Call	Aa2	99,495,379
822,035	Total Tax Obligation/General			784,457,158
	Tax Obligation/Limited – 30.5% (19.4% of Total Investments)
1,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,818,748
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	11/18 at 100.00	N/R	1,654,917
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	11/18 at 100.00	AA	3,378,998
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AAA	24,595,436
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
10,690	5.250%, 9/01/30	9/23 at 100.00	A+	12,173,772
18,135	5.250%, 9/01/32	9/23 at 100.00	A+	20,652,138
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F:
8,685	5.250%, 9/01/31	9/23 at 100.00	A+	9,890,478
1,450	5.250%, 9/01/33	9/23 at 100.00	A+	1,649,781
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	11,867,780
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	19,642,260
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	3/23 at 100.00	A+	1,115,880
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32	6/23 at 100.00	A+	1,120,530
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/33	4/22 at 100.00	A+	2,902,571
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	4,169,507
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	11,171,562
13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A+	15,244,882
5,365	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	11/18 at 100.00	A	5,367,146
4,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	10/18 at 100.00	AAA	4,260,667
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,089,190
110,320	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	122,903,099
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,109,620

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
$9,000	5.000%, 11/15/29	11/25 at 100.00	A	$10,057,860
11,000	5.000%, 11/15/35	11/25 at 100.00	A	12,077,560
	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A:
1,750	5.000%, 9/01/25 – SYNCORA GTY Insured	10/18 at 100.00	BBB	1,750,578
6,690	5.000%, 9/01/35 – SYNCORA GTY Insured	10/18 at 100.00	BBB	6,690,468
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	4,338,040
3,725	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	3,964,741
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A–	598,243
1,900	5.000%, 9/01/30	9/24 at 100.00	A–	2,132,332
1,220	5.000%, 9/01/31	9/24 at 100.00	A–	1,365,607
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	A+	2,129,093
810	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	883,175
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,083,280
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	11/18 at 100.00	Aa2	14,964,190
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A:
5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	5,950,843
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,512,793
	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A:
12,745	5.000%, 7/01/39	7/27 at 100.00	AAA	14,922,866
9,640	5.000%, 7/01/42	7/27 at 100.00	AAA	11,205,440
45,565	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA+	52,733,741
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA	9,913,049
	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	9/21 at 100.00	A–	1,843,806
750	7.000%, 9/01/31	9/21 at 100.00	A–	857,332
1,835	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	BBB	2,024,225
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	11/18 at 100.00	A+	1,004,030
1,655	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	1,842,694
26,575	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	Baa2	30,166,346
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
11,415	5.250%, 9/01/30	9/23 at 100.00	N/R	12,475,111
10,235	5.750%, 9/01/39	9/23 at 100.00	N/R	11,246,320
1,740	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	1,921,795
10,360	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/18 at 100.00	N/R	10,449,407

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	AA–	$7,701,138
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	2/19 at 100.00	Baa2	3,259,100
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Baa2	2,657,600
29,955	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Baa2	7,564,237
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA+	3,994,340
1,500	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A, 5.000%, 9/01/20 – NPFG Insured	11/18 at 100.00	A+	1,503,885
960	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	1,085,635
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,057,765
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,765,833
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	590,420
710	5.000%, 9/01/42	9/22 at 100.00	N/R	746,622
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
385	5.000%, 9/01/31	9/25 at 100.00	N/R	427,327
575	5.000%, 9/01/37	9/25 at 100.00	N/R	631,425
4,000	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AA	4,566,600
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A:
4,855	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	5,051,191
540	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	Aa3	561,821
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A–	2,575,288
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Areas, Series 2008:
1,000	7.750%, 8/01/28	11/18 at 100.00	A	1,003,580
1,325	8.000%, 8/01/38	11/18 at 100.00	A	1,330,048
625	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	678,637
49,510	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	AAA	56,676,572
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,345,426
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	5,618,650
2,075	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	2,245,440
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 – NPFG Insured	8/26 at 100.00	A	5,653,950
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	277,483

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	AA+	$8,762,092
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	11/18 at 100.00	A+	2,776,371
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	1,460,452
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
1,925	5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,935,626
1,455	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	1,457,008
5,560	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	5,640,008
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	N/R	1,436,157
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	11/18 at 100.00	Baa2	6,872,748
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,741,370
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series 2013, 5.000%, 9/01/34	9/23 at 100.00	A–	1,408,384
638,420	Total Tax Obligation/Limited			670,944,156
	Transportation – 19.9% (12.7% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
6,990	5.000%, 10/01/34	10/26 at 100.00	BBB+	7,868,084
5,445	5.000%, 10/01/36	10/26 at 100.00	BBB+	6,096,168
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BBB+	24,257,991
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
45,735	5.750%, 1/15/46	1/24 at 100.00	A–	52,088,964
45,725	6.000%, 1/15/53	1/24 at 100.00	A–	53,083,982
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,360,092
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (Alternative Minimum Tax)	5/25 at 100.00	AA	2,963,896
11,420	5.000%, 5/15/33 (Alternative Minimum Tax)	5/25 at 100.00	AA	12,943,542
3,000	5.000%, 5/15/36 (Alternative Minimum Tax)	5/25 at 100.00	AA	3,376,830
11,335	5.000%, 5/15/41 (Alternative Minimum Tax)	5/25 at 100.00	AA	12,700,187
1,500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/35 (Alternative Minimum Tax)	5/26 at 100.00	AA–	1,687,140
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B:
1,765	5.000%, 5/15/30 (Alternative Minimum Tax)	5/26 at 100.00	AA–	2,016,283
1,000	5.000%, 5/15/34 (Alternative Minimum Tax)	5/26 at 100.00	AA–	1,127,680
5,835	5.000%, 5/15/46 (Alternative Minimum Tax)	5/26 at 100.00	AA–	6,478,834
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2017A:
3,680	5.000%, 5/15/42 (Alternative Minimum Tax)	5/27 at 100.00	AA–	4,137,498
33,000	5.000%, 5/15/47 (Alternative Minimum Tax)	5/27 at 100.00	AA–	36,970,230
15,355	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (Alternative Minimum Tax)	11/27 at 100.00	AA–	17,331,956
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2010D, 5.000%, 5/15/40 (UB) (5)	5/20 at 100.00	AA	1,317,500

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 5.000%, 8/01/44	8/24 at 100.00	AA	$5,644,150
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,318,955
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,787,121
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,115,078
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,461,566
65	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	11/18 at 100.00	N/R	65,023
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
4,895	5.000%, 5/01/29 (Alternative Minimum Tax)	5/22 at 100.00	A+	5,346,711
7,340	5.000%, 5/01/31 (Alternative Minimum Tax)	5/22 at 100.00	A+	7,985,039
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB	1,108,000
735	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/42	9/20 at 100.00	A–	774,389
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B, 5.000%, 7/01/43 (Alternative Minimum Tax)	7/23 at 100.00	A+	10,419,145
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A+	25,811,384
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	A+	5,011,830
25,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (Alternative Minimum Tax)	5/26 at 100.00	A+	27,693,000
14,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/42 (Alternative Minimum Tax)	5/27 at 100.00	A+	16,261,025
54,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	A+	61,427,160
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	1/19 at 100.00	AA	2,472,987
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
3,250	5.000%, 3/01/36 (Alternative Minimum Tax)	3/27 at 100.00	A	3,681,860
3,000	5.000%, 3/01/37 (Alternative Minimum Tax)	3/27 at 100.00	A	3,391,500
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital Projects, Series 2004, 5.250%, 9/01/34 – FGIC Insured	11/18 at 100.00	Baa2	1,500,165
388,500	Total Transportation			439,082,945
	U.S. Guaranteed – 20.1% (12.8% of Total Investments) (6)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA–	7,548,100
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	3,402,480
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)	4/23 at 100.00	AA–	6,581,345
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Refunding Series 2010, 5.000%, 2/01/40 (Pre-refunded 2/01/20)	2/20 at 100.00	Aa3	4,277,854
2,120	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,399,628
2,470	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 2017-XF2456, 13.511%, 10/01/38 (Pre-refunded 10/01/18) 144A (IF) (5)	10/18 at 100.00	Aa1	2,496,256
16,405	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 (Pre-refunded 7/01/20) – AGC Insured	7/20 at 100.00	AA	17,488,058

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B:
$6,000	6.000%, 8/15/42 (Pre-refunded 8/15/20)	8/20 at 100.00	AA–	$6,517,860
6,530	6.000%, 8/15/42 (Pre-refunded 8/15/20) (UB)	8/20 at 100.00	AA–	7,093,604
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	6,154,030
11,755	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	12,701,513
3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2	4,075,906
2,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	2,146,860
5,000	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	A3	5,402,400
11,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)	10/19 at 100.00	Aaa	12,188,580
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	7,249,717
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa	2,404,007
4,900	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	5,030,830
32,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)	8/20 at 100.00	AA–	34,729,600
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	2,105,837
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	A–	3,077,818
9,520	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	10,283,218
9,060	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27 (Pre-refunded 10/01/18)	10/18 at 100.00	A	9,086,999
10,225	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)	3/20 at 100.00	AA–	10,827,559
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
275	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A	296,678
525	5.200%, 1/01/34 (Pre-refunded 1/01/21)	1/21 at 100.00	A	567,278
125	5.250%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	A	135,208
250	5.250%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A	270,415
15,615	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	A	16,890,121
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
4,450	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	5,061,697
3,000	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	3,454,800
7,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presybterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	8,537,325
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
3,775	5.875%, 3/01/32 (Pre-refunded 3/01/20)	3/20 at 100.00	A+	4,019,582
1,500	6.000%, 3/01/36 (Pre-refunded 3/01/20)	3/20 at 100.00	A+	1,599,930
3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 2016-XG0022, 13.405%, 2/01/35 (Pre-refunded 2/01/19) 144A (IF)	2/19 at 100.00	AAA	3,582,361
1,510	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 2017-XF2452, 13.505%, 2/01/35 (Pre-refunded 2/01/19) 144A (IF) (5)	2/19 at 100.00	AAA	1,600,434

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	N/R	$7,215,378
905	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	AAA	1,139,504
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
12,000	6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	12,708,720
7,885	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	8,361,964
39,485	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB–	43,256,607
2,005	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	2,289,229
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	C	2,479,820
5,335	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A–	5,963,730
6,750	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	A–	7,438,905
2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39 (Pre-refunded 10/01/20)	10/20 at 100.00	A3	3,150,103
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	11/18 at 100.00	Baa2	1,462,278
445	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/42 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R	473,778
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	AAA	7,126,860
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
11,320	5.250%, 5/15/25 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	12,031,236
11,000	5.250%, 5/15/26 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	11,691,130
12,000	5.250%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	12,764,400
7,170	5.250%, 5/15/28 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	7,626,729
2,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A–	2,091,800
780	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A–	876,385
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
785	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	886,618
980	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	1,106,861
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35 (Pre-refunded 8/01/20)	8/20 at 100.00	AA	2,956,910
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 13.230%, 8/01/40 (Pre-refunded 8/01/19) 144A (IF)	8/19 at 100.00	AAA	2,090,148
220	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	241,138
1,895	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	Aaa	2,082,889
2,475	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+	2,846,052
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A–	1,373,028
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	1,164,100

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$8,760	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2013J, 5.250%, 5/15/31 (Pre-refunded 5/15/23)	5/23 at 100.00	AA–	$10,135,758
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+	11,890,268
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
12,500	6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	13,162,500
5,000	5.750%, 11/01/45 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	5,236,500
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	973,211
1,420	6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	1,618,260
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)	8/21 at 100.00	Aa2	4,414,040
408,675	Total U.S. Guaranteed			443,612,725
	Utilities – 5.4% (3.4% of Total Investments)
4,930	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	11/18 at 100.00	N/R	4,929,556
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	A+	17,128,630
7,610	5.500%, 11/15/37	No Opt. Call	A+	9,798,788
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA	37,152,356
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA	5,539,824
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	AA	4,465,720
6,150	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	AA	7,059,400
14,635	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/42	7/27 at 100.00	AA	16,999,284
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047, 13.232%, 7/01/43, 144A (IF) (5)	7/22 at 100.00	AA	4,215,660
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 2016-XG0060, 13.515%, 8/15/41, 144A (IF) (5)	8/23 at 100.00	AA	3,641,050
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA	1,779,342
1,500	5.000%, 7/01/38	7/24 at 100.00	AA	1,697,625
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	4,742,440
102,630	Total Utilities			119,149,675
	Water and Sewer – 17.0% (10.8% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,263,700
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,782,766
7,000	5.000%, 10/01/34	4/23 at 100.00	AA–	7,835,100
3,500	California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33	4/27 at 100.00	AAA	4,174,310

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	California Infrastructure and Economic Development Bank. Clean Water State Revolving Fund Revenue Bonds, Green Series 2018:
$5,000	5.000%, 10/01/43	4/28 at 100.00	AAA	$5,881,200
5,415	5.000%, 10/01/48	4/28 at 100.00	AAA	6,344,593
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	4,149,588
65,500	5.000%, 11/21/45, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	69,055,340
175	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	11/18 at 100.00	AA	175,492
385	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	11/18 at 100.00	AA	386,063
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 2016-XG0038, 13.022%, 8/01/39, 144A – AGM Insured (IF) (5)	2/20 at 100.00	AA	2,881,000
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	11,305,600
4,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	5,229,180
5,915	Eastern Municipal Water District, California, Water and Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/42	7/26 at 100.00	AA+	6,774,035
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	4,595,410
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA+	2,136,380
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	AA+	2,599,025
24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	27,102,339
22,595	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46	1/21 at 100.00	AA+	25,736,157
50,615	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 5.000%, 7/01/44	1/27 at 100.00	AA+	58,300,888
22,375	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	25,910,921
23,430	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39 (UB) (5)	1/21 at 100.00	AA+	25,343,293
1,490	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	AA+	1,691,940
4,420	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series 2017A, 5.250%, 6/01/47	6/27 at 100.00	AA	5,231,512
1,570	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/32	6/25 at 100.00	AA+	1,824,654
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,401,023
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,684,056
1,830	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 2016-XL0015, 13.610%, 7/01/35, 144A (IF) (5)	7/19 at 100.00	AAA	2,033,551
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	11/18 at 100.00	N/R	3,501,540
4,070	Public Utilities Commission of the City and County of San Francisco, California, Wastewater Revenue Bonds, Series 2018B, 5.000%, 10/01/43	4/28 at 100.00	AA	4,735,486

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Crossover Refunding Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	$2,743,564
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	3,429,570
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,512,700
1,440	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 5/15/33	5/26 at 100.00	AA+	1,690,517
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37	8/26 at 100.00	Aa3	4,626,240
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	6,078,573
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2015-XF0226:
750	13.355%, 1/01/20, 144A (IF)	No Opt. Call	AA–	1,062,592
750	13.453%, 6/01/20, 144A (IF)	No Opt. Call	AA–	1,026,832
7,500	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/46	12/25 at 100.00	Aa1	8,605,800
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,427,920
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,822,816
1,095	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2018, 4.000%, 8/01/46	2/28 at 100.00	AA	1,146,585
336,010	Total Water and Sewer			375,239,851
$3,345,585	Total Long-Term Investments (cost $3,213,933,910)			3,461,235,901
	Floating Rate Obligations – (1.3)%			(27,580,000)
	Borrowings – (0.6)% (7)			(12,200,000)
	MuniFund Preferred Shares, net of deferred offering costs – (14.5)% (8)			(319,722,492)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (43.3)% (9)			(953,723,213)
	Other Assets Less Liabilities – 2.6%			54,611,934
	Net Assets Applicable to Common Shares – 100%			$2,202,622,130

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Borrowings as a percentage of Total Investments is 0.4%.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.2%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 27.6%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2018 (Unaudited)

	NCA	NCB	NKX	NAC
Assets
Long-term investments, at value (cost $244,083,063, $46,829,720, $1,078,968,844 and $3,213,933,910, respectively)	$265,980,997	$51,623,520	$1,170,671,105	$3,461,235,901
Short-term investments, at value (cost approximates value)	17,670,000	—	—	—
Cash	—	53,151	—	—
Receivable for:
Interest	2,741,110	567,447	13,177,513	42,188,426
Investments sold	2,636,621	240,000	1,293,050	24,817,800
Other assets	44,536	2,477	340,193	1,023,092
Total assets	289,073,264	52,486,595	1,185,481,861	3,529,265,219
Liabilities
Borrowings	—	—	—	12,200,000
Cash overdraft	1,270,748	—	720,215	2,075,771
Floating rate obligations	—	—	20,975,000	27,580,000
Payable for:
Dividends	755,653	171,894	2,549,568	7,756,362
Investments purchased	—	—	—	516,643
Offering costs	—	—	—	204,476
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $140,400,000 and $320,000,000, respectively)	—	—	139,979,412	319,722,492
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $292,200,000 and $957,600,000, respectively)	—	—	290,262,317	953,723,213
Accrued expenses:
Management fees	114,072	27,300	590,067	1,680,817
Directors/Trustees fees	42,651	212	146,200	582,311
Professional fees	12,671	12,521	14,955	15,607
Other	71,378	22,290	280,755	585,397
Total liabilities	2,267,173	234,217	455,518,489	1,326,643,089
Net assets applicable to common shares	$286,806,091	$52,252,378	$729,963,372	$2,202,622,130
Common shares outstanding	28,090,999	3,299,377	47,750,334	145,105,059
Net asset value (“NAV”) per common share outstanding	$10.21	$15.84	$15.29	$15.18
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$280,910	$32,994	$477,503	$1,451,051
Paid-in surplus	266,548,700	47,161,859	639,990,660	1,970,829,706
Undistributed (Over-distribution of) net investment income	(752,413)	177,952	(1,180,389)	(3,807,447)
Accumulated net realized gain (loss)	(1,169,040)	85,773	(1,026,663)	(13,153,171)
Net unrealized appreciation (depreciation)	21,897,934	4,793,800	91,702,261	247,301,991
Net assets applicable to common shares	$286,806,091	$52,252,378	$729,963,372	$2,202,622,130
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended August 31, 2018 (Unaudited)

	NCA	NCB	NKX	NAC
Investment Income	$5,727,956	$1,303,408	$24,931,885	$75,846,684
Expenses
Management fees	685,632	162,464	3,510,579	10,051,603
Interest expense and amortization of offering costs	—	—	3,535,148	11,822,449
Liquidity fees	—	—	1,162,525	3,035,526
Remarketing fees	—	—	364,627	376,324
Custodian fees	19,196	7,415	61,915	158,972
Directors/Trustees fees	4,124	751	16,706	50,742
Professional fees	15,043	12,923	49,524	60,650
Shareholder reporting expenses	18,517	7,440	27,331	61,432
Shareholder servicing agent fees	6,025	67	5,295	16,697
Stock exchange listing fees	4,386	3,414	6,640	20,126
Investor relations expenses	8,440	1,899	31,195	94,685
Shelf offering expenses	260,001	—	—	—
Other	10,069	6,995	127,340	204,838
Total expenses	1,031,433	203,368	8,898,825	25,954,044
Net investment income (loss)	4,696,523	1,100,040	16,033,060	49,892,640
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	557,912	171,327	6,767,478	15,190,837
Change in net unrealized appreciation (depreciation) of investments	234,006	(425,541)	(5,455,300)	(14,787,527)
Net realized and unrealized gain (loss)	791,918	(254,214)	1,312,178	403,310
Net increase (decrease) in net assets applicable to common shares from operations	$5,488,441	$845,826	$17,345,238	$50,295,950

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	NCA		NCB
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/18	2/28/18	8/31/18	2/28/18
Operations
Net investment income (loss)	$4,696,523	$10,648,447	$1,100,040	$2,235,504
Net realized gain (loss) from investments	557,912	475,814	171,327	357,553
Change in net unrealized appreciation (depreciation) of investments	234,006	(1,499,558)	(425,541)	(663,775)
Net increase (decrease) in net assets applicable to common shares from operations	5,488,441	9,624,703	845,826	1,929,282
Distributions to Common Shareholders
From net investment income	(4,803,561)	(11,269,691)	(1,068,912)	(2,730,914)
From accumulated net realized gains	—	—	—	(435,138)
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,803,561)	(11,269,691)	(1,068,912)	(3,166,052)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	2,046,091	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	229,365	6,321	105,065
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	2,275,456	6,321	105,065
Net increase (decrease) in net assets applicable to common shares	684,880	630,468	(216,765)	(1,131,705)
Net assets applicable to common shares at the beginning of period	286,121,211	285,490,743	52,469,143	53,600,848
Net assets applicable to common shares at the end of period	$286,806,091	$286,121,211	$52,252,378	$52,469,143
Undistributed (Over-distribution of) net investment income at the end of period	$(752,413)	$(645,375)	$177,952	$146,824

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	NKX		NAC
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/18	2/28/18	8/31/18	2/28/18
Operations
Net investment income (loss)	$16,033,060	$34,241,707	$49,892,640	$106,378,775
Net realized gain (loss) from investments	6,767,478	3,157,902	15,190,837	10,326,149
Change in net unrealized appreciation (depreciation) of investments	(5,455,300)	(4,812,334)	(14,787,527)	(24,253,703)
Net increase (decrease) in net assets applicable to common shares from operations	17,345,238	32,587,275	50,295,950	92,451,221
Distributions to Common Shareholders
From net investment income	(16,044,112)	(36,805,471)	(49,625,930)	(112,093,659)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,044,112)	(36,805,471)	(49,625,930)	(112,093,659)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	231,711	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	231,711	—	—
Net increase (decrease) in net assets applicable to common shares	1,301,126	(3,986,485)	670,020	(19,642,438)
Net assets applicable to common shares at the beginning of period	728,662,246	732,648,731	2,201,952,110	2,221,594,548
Net assets applicable to common shares at the end of period	$729,963,372	$728,662,246	$2,202,622,130	$2,201,952,110
Undistributed (Over-distribution of) net investment income at the end of period	$(1,180,389)	$(1,169,337)	$(3,807,447)	$(4,074,157)

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended August 31, 2018 (Unaudited)

	NKX	NAC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$17,345,238	$50,295,950
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(135,339,501)	(377,048,479)
Proceeds from sales and maturities of investments	141,771,704	391,476,006
Taxes paid	(1,441)	(5,597)
Amortization (Accretion) of premiums and discounts, net	730,427	4,605,156
Amortization of deferred offering costs	5,627	9,928
(Increase) Decrease in:
Receivable for interest	422,648	1,451,438
Receivable for investments sold	2,870,839	(7,259,146)
Other assets	(9,513)	60,139
Increase (Decrease) in:
Payable for investments purchased	(3,810,411)	(14,483,839)
Payable for offering costs	—	(144,947)
Accrued management fees	54,221	129,715
Accrued Directors/Trustees fees	9,327	42,529
Accrued professional fees	(18,513)	(27,893)
Accrued other expenses	40,798	48,147
Net realized (gain) loss from investments	(6,767,478)	(15,190,837)
Change in net unrealized (appreciation) depreciation of investments	5,455,300	14,787,527
Net cash provided by (used in) operating activities	22,759,272	48,745,797
Cash Flows from Financing Activities:
Proceeds from borrowings	44,800,000	139,600,000
Repayments of borrowings	(51,600,000)	(138,200,000)
Increase (Decrease) in cash overdraft	353,389	(84,551)
Cash distributions paid to common shareholders	(16,312,661)	(50,061,246)
Net cash provided by (used in) financing activities	(22,759,272)	(48,745,797)
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the end of period	$—	$—
Supplemental Disclosures of Cash Flow
Cash paid for interest (excluding amortization of offering costs)	$3,534,757	$11,653,569

See accompanying notes to financial statements.

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

					Less Distributions
	Investment Operations				to Common Shareholders			Common Share
								Premium
						From		per Share
	Beginning	Net	Net		From	Accumu-		Sold
	Common	Investment	Realized/		Net	lated Net		through			Ending
	Share	Income	Unrealized		Investment	Realized		Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering		NAV	Price
NCA
Year Ended 2/28–2/29:
2019(e)	$10.19	$0.17	$0.02	$0.19	$(0.17)	$—	$(0.17)	$—		$10.21	$9.69
2018	10.24	0.38	(0.03)	0.35	(0.40)	—	(0.40)	—	*	10.19	9.55
2017	10.56	0.42	(0.32)	0.10	(0.44)	—	(0.44)	0.02		10.24	10.21
2016	10.54	0.45	0.03	0.48	(0.47)	—	(0.47)	0.01		10.56	10.79
2015	10.03	0.46	0.51	0.97	(0.47)	—	(0.47)	0.01		10.54	10.64
2014	10.45	0.47	(0.42)	0.05	(0.47)	—	(0.47)	—		10.03	9.57
NCB
Year Ended 2/28–2/29:
2019(e)	15.90	0.33	(0.07)	0.26	(0.32)	—	(0.32)	—		15.84	15.50
2018	16.28	0.68	(0.10)	0.58	(0.83)	(0.13)	(0.96)	—		15.90	15.62
2017	17.23	0.77	(0.73)	0.04	(0.79)	(0.20)	(0.99)	—		16.28	16.70
2016	17.50	0.82	(0.05)	0.77	(0.81)	(0.23)	(1.04)	—		17.23	17.70
2015	16.80	0.84	0.76	1.60	(0.79)	(0.11)	(0.90)	—		17.50	16.68
2014	17.57	0.83	(0.82)	0.01	(0.78)	—	(0.78)	—		16.80	15.53

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/
Common Share		Ratios Applicable to Common Shares
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(d)

1.88%	3.32%	$286,806	0.71	%**	3.25	%**	13%
3.45	(2.72)	286,121	0.56		3.67		23
1.12	(1.32)	285,491	0.58		4.00		25
4.81	6.08	279,880	0.64		4.35		10
9.91	16.36	268,050	0.64(c	)	4.41(c	)	13
0.62	(3.80)	253,639	0.62		4.73		20

1.67	1.31	52,252	0.77	**	4.16	**	8
3.56	(0.90)	52,469	0.77		4.14		8
0.25	0.10	53,601	0.74		4.52		23
4.57	12.91	56,673	0.74		4.78		8
9.68	13.41	57,532	0.75		4.84		7
0.22	(3.08)	55,236	0.76		5.00		12

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NCA		NCB
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2019(e)	—%**	2019(e)	—%**
2018	—	2018	—
2017	0.01	2017	—
2016	0.01	2016	—
2015	0.01	2015	—
2014	0.01	2014	—

(c)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratio to Average Net Assets
		Net Investment
NCA	Expenses	Income (Loss)
Year Ended 2/28-2/29:
2015	0.67%	4.38%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2018.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

					Less Distributions to Common Shareholders
		Investment Operations						Common Share
								Premium
						From		per
						Accumu-		Share
	Beginning	Net	Net		From	lated		Sold
	Common	Investment	Realized/		Net	Net		through			Ending
	Share	Income	Unrealized		Investment	Realized		Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering		NAV	Price
NKX
Year Ended 2/28-2/29:
2019(f)	$15.26	$0.34	$0.03	$0.37	$(0.34)	$—	$(0.34)	$—		$15.29	$13.42
2018	15.35	0.72	(0.04)	0.68	(0.77)	—	(0.77)	—		15.26	13.97
2017	16.17	0.76	(0.71)	0.05	(0.83)	(0.04)	(0.87)	—		15.35	14.62
2016	15.95	0.82	0.27	1.09	(0.87)	—	(0.87)	—		16.17	15.63
2015	14.50	0.85	1.45	2.30	(0.85)	—	(0.85)	—		15.95	14.67
2014	15.57	0.84	(1.06)	(0.22)	(0.84)	(0.01)	(0.85)	—		14.50	13.25
NAC
Year Ended 2/28-2/29:
2019(f)	15.17	0.34	0.01	0.35	(0.34)	—	(0.34)	—		15.18	13.50
2018	15.31	0.73	(0.10)	0.63	(0.77)	—	(0.77)	—		15.17	13.49
2017	16.06	0.78	(0.66)	0.12	(0.87)	—	(0.87)	—	*	15.31	14.55
2016	15.96	0.88	0.15	1.03	(0.93)	—	(0.93)	—		16.06	15.84
2015	14.68	0.87	1.34	2.21	(0.93)	—	(0.93)	—		15.96	15.34
2014	15.90	0.84	(1.17)	(0.33)	(0.89)	—	(0.89)	—		14.68	14.07

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(e)

2.42%	(1.53)%	$729,963	2.42	%**	4.36	%**	12%
4.42	0.51	728,662	2.24		4.58		14
0.21	(1.10)	732,649	1.83		4.70		25
7.09	12.93	771,466	1.48		5.22		20
16.16	17.55	760,786	1.62(d	)	5.53(d	)	13
(1.10)	(6.39)	606,852	1.64		5.93		32

2.27	2.65	2,202,622	2.32	**	4.50	**	11
4.19	(2.27)	2,201,952	1.97		4.71		14
0.63	(2.89)	2,221,595	1.77		4.93		23
6.73	9.79	1,724,746	1.42		5.62		15
15.39	16.21	1,713,628	1.50(d	)	5.97(d	)	9
(1.81)	(4.95)	345,463	1.86		5.79		25

(b)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKX		NAC
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2019(f)	1.38%**	2019(f)	1.37%**
2018	1.20	2018	1.02
2017	0.82	2017	0.79
2016	0.48	2016	0.48
2015	0.57	2015	0.50
2014	0.62	2014	0.61

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(d)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reim- bursement from Adviser are as follows:

	Ratio to Average Net Assets			Ratio to Average Net Assets
		Net Investment			Net Investment
NKX	Expenses	Income (Loss)	NAC	Expenses	Income (Loss)
Year Ended 2/28-2/29:			Year Ended 2/28-2/29:
2015	1.63%	5.51%	2015	1.53%	5.95%

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended August 31, 2018.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

									iMTP, MFP, VMTP
									and/or VRDP
	iMTP Shares		MFP Shares at		VMTP Shares at the		VRDP Shares		Shares at the
	at the End of the Period		the End of the Period		End of the Period		at the End of the Period		End of the Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NKX
Year Ended 2/28-2/29:
2019(b)	$ —	$ —	$140,400	$268,739	$ —	$ —	$292,200	$268,739	$2.69
2018	—	—	140,400	268,438	—	—	292,200	268,438	2.68
2017	36,000	13,468	—	—	—	—	396,600	269,359	2.69
2016	36,000	16,775	—	—	—	—	291,600	335,490	3.35
2015(a)	36,000	16,612	—	—	—	—	291,600	332,230	3.32
2014	—	—	—	—	—	—	291,600	308,111	—

NAC
Year Ended 2/28-2/29:
2019(b)	—	—	320,000	272,403	—	—	957,600	272,403	2.72
2018	—	—	320,000	272,351	—	—	957,600	272,351	2.72
2017	—	—	—	—	145,000	301,487	957,600	301,487	3.01
2016	—	—	—	—	—	—	699,600	346,533	—
2015	—	—	—	—	—	—	699,600	344,944	—
2014	—	—	—	—	—	—	136,200	353,644	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015
NKX
Series 2015 (NKX PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Ω

(b)	For the six months ended August 31, 2018.
Ω	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.

Notes to
Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen California Municipal Value Fund, Inc. (NCA)
•	Nuveen California Municipal Value Fund 2 (NCB)
•	Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
•	Nuveen California Quality Municipal Income Fund (NAC)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NCA was incorporated under the state laws of Minnesota on July 15, 1987. NCB, NKX and NAC were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002 and December 1, 1998, respectively.
The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of NKX the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Notes to Financial Statements (Unaudited) (continued)
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$265,980,997	$—	$265,980,997
Short-Term Investments*:
Municipal Bonds	—	17,670,000	—	17,670,000
Total	$—	$283,650,997	$—	$283,650,997
NCB
Long-Term Investments*:
Municipal Bonds	$—	$51,623,520	$—	$51,623,520
NKX
Long-Term Investments*:
Municipal Bonds	$—	$1,170,671,105	$—	$1,170,671,105
NAC
Long-Term Investments*:
Municipal Bonds	$—	$3,461,235,901	$—	$3,461,235,901
* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Notes to Financial Statements (Unaudited) (continued)
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NCA	NCB	NKX	NAC
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$20,975,000	$27,580,000
Floating rate obligations: externally-deposited Inverse Floaters	—	5,240,000	17,760,000	61,600,000
Total	$—	$5,240,000	$38,735,000	$89,180,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NCA	NCB	NKX	NAC
Average floating rate obligations outstanding	$—	$—	$20,975,000	$27,580,000
Average annual interest rate and fees	—%	—%	2.26%	1.95%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NCA	NCB	NKX	NAC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$20,975,000	$5,830,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	13,260,000	47,025,000
Total	$—	$—	$34,235,000	$52,855,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to Financial Statements (Unaudited) (continued)
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
The following Funds have each filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and/or prior fiscal period were as follows:
	NCA		NAC
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/18*	2/28/18	8/31/18	2/28/18**
Additional authorized common shares	2,700,000	2,700,000	—	2,300,000
Common shares sold	—	197,500	—	—
Offering proceeds, net of offering costs	$—	$2,046,091	$—	$—

*	Represents additional authorized shares for the period March 1, 2018 through June 29, 2018.
**	Represents additional authorized shares for the period March 1, 2017 through June 30, 2017.
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable were as follows:
	NCA		NCB		NKX
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/18	2/28/18	8/31/18	2/28/18	8/31/18	2/28/18
Common shares:
Sold through shelf offering	—	197,500	N/A	N/A	N/A	N/A
Issued to shareholders due to reinvestment of distributions	—	22,140	397	6,312	—	14,605
Weighted average common share:
Premium to NAV per shelf offering share sold	—%	1.35%	N/A	N/A	N/A	N/A
N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

Preferred Shares

MuniFund Preferred Shares
NKX and NAC have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred connection with each Fund’s offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NKX and NAC had $139,979,412 and $319,722,492 MFP Shares at liquidation preference, net of deferred offering cost, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NKX	A	1,404	$140,400,000	10/01/47	VRRM	N/A
NAC	A	3,200	320,000,000	1/03/28	VRM	1/03/28*
* Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:
	NKX	NAC
Average liquidation preference of MFP Shares outstanding	$140,400,000	$320,000,000
Annualized dividend rate	1.66%	2.06%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NKX and NAC had $290,262,317 and $953,723,213 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:
		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NKX	2	355	$35,500,000	June 1, 2040
	3	427	42,700,000	March 1, 2040
	4	1,090	109,000,000	December 1, 2040
	6	1,050	105,000,000	June 1, 2046
NAC	1	1,362	$136,200,000	June 1, 2041
	2	910	91,000,000	December 1, 2040
	3	498	49,800,000	March 1, 2040
	4	1,056	105,600,000	December 1, 2042
	5	1,589	158,900,000	August 1, 2040
	6	1,581	158,100,000	August 1, 2040
	7	980	98,000,000	August 3, 2043
	8	1,600	160,000,000	November 6, 2026

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NAC’s Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on June 19, 2029 and November 6, 2026, for the Fund’s Series 5 and 8 VRDP Shares, respectively. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NKX	NAC
Average liquidation preference of VRDP Shares outstanding	$292,200,000	$957,600,000
Annualized dividend rate	1.41%	1.65%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in iMTP Shares for the Funds, where applicable, were as follows:
	Year Ended
	February 28, 2018
NKX	Series	Shares	Amount
iMTP Shares redeemed	2018	(7,200)	$(36,000,000)

Transactions in MFP Shares for the Funds, where applicable, were as follows:
	Year Ended
	February 28, 2018
NKX	Series	Shares	Amount
MFP Shares issued	A	1,404	$140,400,000

	Year Ended
	February 28, 2018
NAC	Series	Shares	Amount
MFP Shares issued	A	3,200	$320,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:
	Year Ended
	February 28, 2018
NAC	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,450)	$(145,000,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:
	Year Ended
	February 28, 2018
NKX	Series	Shares	Amount
VRDP Shares redeemed	5	(1,044)	$(104,400,000)

Notes to Financial Statements (Unaudited) (continued)
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	NCA	NCB	NKX	NAC
Purchases	$37,134,409	$4,850,017	$135,339,501	$377,048,479
Sales and maturities	37,205,696	4,055,000	141,771,704	391,476,006

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of NKX the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2018.
	NCA	NCB	NKX	NAC
Tax cost of investments	$261,846,633	$46,601,194	$1,057,293,815	$3,185,656,598
Gross unrealized:
Appreciation	$22,336,774	$5,058,535	$93,384,869	$250,334,785
Depreciation	(532,410)	(36,209)	(982,544)	(2,335,360)
Net unrealized appreciation (depreciation) of investments	$21,804,364	$5,022,326	$92,402,325	$247,999,425

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses, distribution reallocations and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2018, the Funds’ last tax year end, as follows:
	NCA	NCB	NKX	NAC
Paid-in-surplus	$(251,409)	$—	$(844,140)	$(2,836,672)
Undistributed (Over-distribution of) net investment income	(30,474)	(2,516)	693,968	432,011
Accumulated net realized gain (loss)	281,883	2,516	150,172	2,404,661

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2018, the Funds’ last tax year end, were as follows:
	NCA	NCB	NKX	NAC
Undistributed net tax-exempt income[1]	$59,776	$88,136	$643,906	$2,011,197
Undistributed net ordinary income[2]	30,889	—	84,348	336,759
Undistributed net long-term capital gains	—	—	—	—

[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2018, paid on March 1, 2018.
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2018, was designated for purposes of the dividends paid deduction as follows:
	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income	$11,177,980	$2,381,133	$41,281,341	$125,868,003
Distributions from net ordinary income[2]	196,607	370,200	281,727	1,305,946
Distributions from net long-term capital gains	—	434,134	—	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2018, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NCA	NKX	NAC[3]
Capital losses to be carried forward - not subject to expiration	$1,573,110	$7,795,582	$27,347,460
[3] A portion of NAC’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

As of February 28, 2018, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:
	NCA	NAC
Expired capital loss carryforwards	$251,409	$2,071,306

During the Funds’ last tax year ended February 28, 2018, the following Funds utilized capital loss carryforwards as follows:

	NCA	NKX	NAC
Utilized capital loss carryforwards	$506,288	$3,234,349	$11,762,198

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
NCB
Post-October capital losses[4]	$85,554
Late-year ordinary losses[5]	—

[4] Capital losses incurred from November 1, 2017 through February 28, 2018, the Funds’ last tax year end.
[5] Ordinary losses incurred from January 1, 2018 through February 28, 2018 and/or specified losses incurred from November 1, 2017 through February 28, 2018.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NCA) is calculated according to the following schedules:

NCB
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

Notes to Financial Statements (Unaudited) (continued)
NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NCA and NCB):
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2018, the complex-level fee for each Fund was 0.1588%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:
	NKX	NAC
Maximum Outstanding Balance	$19,000,000	$88,400,000

During each Fund’s utilization periods, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NKX	NAC
Average daily balance outstanding	$11,003,774	$25,040,385
Average annual interest rate	2.95%	3.02%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund
Information
Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NCA	NCB	NKX	NAC
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Glossary of Terms Used in this Report (continued)
■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board,” and each Trustee or Director, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
• Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
• Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
• Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
• Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
• Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and
• with respect specifically to closed-end funds, such initiatives also included:
     •• Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;
     •• Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;
     •• Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;
     •• Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and
     •• Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.
The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen California AMT-Free Quality Municipal Income Fund (the “AMT-Free Quality Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Quality Municipal Income Fund (the “Quality Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen California Municipal Value Fund 2 (the “Municipal Value Fund 2”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group and outperformed its benchmark in the one-, three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and the second quartile in the three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that: (a) the AMT-Free Quality Fund and the Quality Fund each had a net management fee in line with its respective peer average and a net expense ratio below its respective peer average; and (b) the Municipal Value Fund and the Municipal Value Fund 2 each had a net management fee and a net expense ratio below its respective peer averages.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-A-0818D 621979-INV-B-10/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Municipal Value Fund 2

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 7, 2018